UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2013

COMMUNITYONE BANCORP
(Exact name of registrant as specified in its charter)

North Carolina	000-13823	56-1456589

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1017 East Morehead Street, Charlotte North Carolina 28204
(Address of principal executive offices)

Registrant's telephone number, including area code: (336) 626-8300

FNB UNITED CORP. 150 South Fayetteville Street Asheboro, NC 27203
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

On August 12, 2013, CommunityOne Bancorp (“COB”) posted its Second Quarter 2013 Financial Presentation on the Investor Relations section of its website, www.community1.com. A copy of the Financial Presentation is attached as Exhibit 99.1 to this report and is incorporated herein by reference.
The information in this Item 8.01, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in the filing.
The Financial Presentation contains forward-looking statements regarding COB within the meaning of the safe harbor provision of the federal securities laws. These statements are based on COB expectations and involve risks and uncertainties that could cause actual results to differ materially from those set forth in the statements. These risks are discussed in COB's Annual Report on Form 10-K for the year ended December 31, 2012. The forward looking statements speak only as of the date they are made and COB undertakes no obligation to update or review any forward looking statement.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No. Description of Exhibit
99.1     CommunityOne Bancorp Second Quarter 2013 Financial Presentation issued August, 12 2013.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 12, 2013	COMMUNITYONE BANCORP
(Date)	(Registrant)

/s/ David L. Nielsen
David L. Nielsen
Chief Financial Officer

Exhibit Index
Exhibit No. Description
99.1     CommunityOne Bancorp Second Quarter 2013 Financial Presentation issued August, 12 2013.